

Avid Business Update

May 14, 2015

Safe Harbor & Non-GAAP Measures

The information provided in this presentation includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating expenses, earnings, bookings, revenue backlog, backlog conversion rate, product mix and free cash flow; our cost savings initiatives; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; the expected timing and closing of the proposed acquisition of Orad and term loan financing as well as refinancing of our existing credit facility, the anticipated benefits of the proposed acquisition, including estimated synergies; and the effects of the proposed transaction, including effects on future financial and operating results; and our liquidity and ability to raise capital. These forward-looking statements are based our expectations as of May 17, 2015 and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from: our liquidity; our ability to execute our strategic plan, including cost savings initiatives, and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance and risks in particular geographies or markets; fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof; the identified material weaknesses in our internal control over financial reporting; the previously disclosed SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Avid includes non-GAAP financial measures in this presentation, including adjusted EBITDA, free cash flow, non-GAAP operating income, non-GAAP operating income per share, and non-GAAP operating expense. The Company also includes the operational metric of bookings and revenue backlog in this presentation. For an explanation of these measures and a reconciliations to the Company's comparable GAAP financial measures please see our previous filings with the SEC, including our current report on Form 8-K filed on March 16, 2015 and May 7, 2015.


Avid is…
A premier provider of technology solutions to create, manage, distribute, and monetize media content
Avid's heritage began with digital editing and mixing with some of the world's best loved creative tools which defined an industry…
... But the industry evolved as more of the workflow became digitized creating distribution and monetization issues for our customers …
…Avid initially refused to make that shift, staying stubbornly siloed in the creative suite…
…now Avid Everywhere empowers our customers by connecting a creative idea with its expression and consumption as a monetized media asset.

Strong Position in High-Growth Markets With Attractive Economics

Proven and Trusted Provider of High-value Media Solutions	▪ Relationship across every major media segment ▪ Participate across media workflow from creation to distribution	▪ Emotionally engaged client community ▪ Integrated, open and flexible approach lowers cost
Global Distribution Network and Market Presence	▪ Presence in over 140 countries with broad reseller network ▪ All major film studios are customers	▪ ~ 80% of International News and US Station Groups ▪ ~ 70% of commercial music use Avid products
Large and Growing Market in Midst of Dramatic Change	▪ $54B market with accessible high growth segments ▪ Digitization and consumerization pressuring traditional operating models	▪ Fusing of creative and monetization processes ▪ Heavily fragmented vendor market
Avid Transformation on Track	▪ Acceleration of higher margin, higher growth products ▪ Reduced operating costs with continued opportunity	▪ Focus on cross-selling and penetrating Tier 3 market ▪ Ability to generate strong cash flow
Experienced Management Team	▪ Reversed bookings decline and improved profitability ▪ Deep industry and turn-around experience	▪ Completed complex restatement ▪ On track to meet financial targets

Strong Progress on Transformation with Large Opportunity Ahead


Create
High-quality
Content
Distribute
Across channels
and devices
Maximize
Asset value
Ensure
Efficiency
Collaborate
Everywhere



Customer Association

- Faster new product introduction
- Improved cross selling
- Participate in higher growth areas
- Lower cost deployment
- Scale to all segments

- Improved service model
- More efficient and targeted delivery
- Increase revenue
- Improved relationships

- Increased community engagement
- Improved return on investment
- Greater market alignment
- Productive outlet for energy



Create
Production
Post Production
Multiplatform Distribution
Experience Integration
Monetize
Pre-Production
Media Lifecycle Management
Consumption
Ingest & Tagging
Storage & Indexing
Protection & Security
Reformat & Repurpose
Avid MediaCentral Platform

Internal Private Network

Secure Public Cloud

Collaboration

- Work on-prem or remotely
- Projects and media always stay in sync

Media Services

- Search across your entire network
- Media access and playback on any device

Resolution Independence

- Work with any resolution
- Fluidly scale playback to bandwidth available

User Administration & Configuration

- Single sign-on
- Role-based access
- Centralized system management

Connectivity Toolkit

- Tie third parties into the workflow
- Platform level connection for end-to-end integration

Orchestration Engine

- Workflow and process automation
- Flexible resource allocation

Avid MediaCentral Platform


MediaCentral | UX
iOS
3G/4G
Marketplace
Artist Community
Avid App Store
Storage
Avid Content Marketplace
Artist Suite
Audio (DAW)
Video (NLE)
Notation & Scoring
Control Surfaces
FIRST ENTRY
Media Suite
Metadata Tagging
Protection & Encryption
Asset Management
Newsroom Management
Multiplatform Distribution
Analytics
Storage Suite
Ingest & Playout
Online Storage
Nearline Storage
Avid MediaCentral Platform

The Choice is Yours



Public Cloud
Private Cloud
On Premise
deployment
purchasing
Perpetual
Floating
Subscription

INCREASE GROWTH


Tier 1
Large Media Enterprises
Tier 2
Businesses & Institutions
Tier 3
Individual Creatives

- Cross sell and up sell
- New product adoption
- Improved account management

- Optimize channel networks
- Reseller productivity
- Cross sell and up sell

- Launch new products and pricing/packaging models
- Digital strategy
- Reseller strategy



Performance Update

Financial Conversion of Strategy

Three-pronged approach to convert strategic vision to a long term financial expression of adjusted EBITDA and free cash flow growth

- Stabilize bookings, improve visibility and sell more profitably
- Shift to higher growth areas of value chain
- Lower operating costs

…we believe the strategy is working as reflected in leading key financial metrics

Recent Growth Trends



Bookings ($M)
$550
$525
$500
$475
$450
2012
2013
2014
2015 Guidance



Subscribers (Media Composer and Pro Tools)
10,000
8,000
6,000
4,000
2,000
0
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr



MediaCentral Users
25,000
20,000
15,000
10,000
5,000
0
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15



Growing Revenue Backlog(1)
$500
$450
$400
$350
$300
Dec'13
Mar'14
Jun'14
Sep'14
Dec'14
Mar'15

(1) *Figures reflect revenue backlog generated after 2010.*

Profitability Trends ($M)

Non-GAAP Gross Margin & Expenses



$300
$290
$280
$270
$260
$250
Operating Expense
Gross Margin
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
50.0%
61.4%
60.7%
61.6%
60% to 61%
2012
2013
2014
2015 Guidance

Adjusted EBITDA



$100
$80
$60
$40
$20
$0
Adj EBITDA
% Revenue
16%
14%
12%
10%
2013
2014
2015 Guidance

Free Cash Flow and Cash Conversion



$35
$30
$25
$20
$15
$10
$5
$0
Free Cash Flow
Cash Conversion
60%
50%
40%
30%
20%
10%
0%
2013
2014
2015 Guidance

Growth and Visibility on a Scalable Operating Model

Revenue

Avid has turned on 5 key growth engines enabled by Avid Everywhere

	Direct	Reseller	Digital
Media Central platform adoption enabling cross-selling of existing product suite	✓	✓	
Expand cross-sell through natural extensions of current product suite	✓	✓	
Sell new products beyond our traditional workflows all the way to consumption	✓	✓	
Sell third-party products via the connectivity toolkit and AppStore by leveraging Media Central Platform	✓	✓	✓
Enter the Tier III market aggressively via cloud subscription and marketplace		✓	✓

Costs

Focus on a leaner, more directed cost structure enabled by common platform architecture

- Align resources to support growth engines
- Product rationalization
- Indirect procurement
- Labor arbitrage and facility rationalization
- Clear focus on ROI supported investments


Acquisition of Orad Hi-Tec Systems, LTD

Transaction Synopsis

ORAD
Mastering VideoGraphics

Profile	
Founded	1993
Headquarters	Kfar Saba, Israel
Ownership	Public (Frankfurt)
Customers	>600
Employees	240

2014 Financials	
Revenue	$40.5 million
Annual Growth	27%
Gross Margin	70%
EBITDA	$5.3 million
Free Cash Flow	$4.5 million

Transaction	
Date Announced	April 12, 2015
Purchase Price	€5.67 Share
Implied Ent. Val.	Approx. $60 million
Consideration	Cash
Expected Close	June 2015

Broadcast Graphics



Studio



Video Servers



Sports



Asset Management

